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                                                              EXHIBIT 10.5

                     QUOTATION FOR DIALINX SERVICE-NETZERO


TO:    NetZero                         Quote Date:     [***]
Attn:  Ron Burr                        Quote Valid To: [***]
                                       Quote Number:   [***]


QUOTATION FOR DIALINX SERVICE

This Quotation is for DiaLinx Service Version 2.0, and sets forth the pricing and volume commitments agreed to under the Service Schedule for DiaLinx Services. This Quote shall supercede Quote Number [***].

1. RECITAL: For ease of understanding, this section highlights the general elements of pricing and commitments:

    1.1 Network Access. You will be charged for Network Access which shall be the roaming Hourly Rate for each hour that a user may access the GTE Internetworking DiaLinx network ("Network").

    1.2 Minimum Customer Commitment: In return for volume discounts (inherent in the prices stated below), you have agreed to use a minimum dollar volume of network access in each month of the agreement set forth below ("Minimum Customer Commitment").

    1.3 800/888 Charge: You will be billed additional charges for user's use of the 800 or 888 dial access.

2. COMMENCEMENT DATE: The Commencement Date shall be the date of execution of this Quote.

3. SERVICE PERIOD: The Service Period shall be from the Commencement Date until [***].

4. MINIMUM CUSTOMER COMMITMENT: During the Service Period, [***], you have agreed to use the following Minimum Customer Commitment*:


MONTHS FROM COMMENCEMENT DATE                MINIMUM CUSTOMER COMMITMENT
-----------------------------                ---------------------------
[***]                                        [***]
[***]                                        [***]
[***]                                        [***]


5. INSTALLATION CHARGE: GTE shall credit to Customer the Installation charge of $25,000 billed under Quote NZ10698. Such credit may be applied toward the first month of usage

[***] Confidential treatment has been requested for the bracketed portions.
      The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

    under this revised Quote. In addition, GTE shall re-price all previously billed monthly usage charges for October and November, such that the pricing in this Quote applies. If such charges have already been invoiced GTE will affect such re-pricing via a credit.

6.  RATES AND CHARGES:  You have the following pricing options available.

         [***]:                        [***]
         [***]:                        [***]
         [***]:                        [***]

    [***]

    ADJUSTMENTS TO ROAMING ANALOG HOURLY RATE: In any month where the number of Roaming Analog Hours used exceeds the thresholds in the table below, the roaming Analog Hourly Rate for that month will be reduced to the corresponding Adjusted Hourly Rate.


         [***]                         [***]
         [***]                         [***]
         [***]                         [***]
         [***]                         [***]
         [***]                         [***]
         [***]                         [***]
         [***]                         [***]


    [***]

    [***]  All pricing is listed as U.S. dollars.

    GTE Internetworking expects the DiaLinx network to change over time in order to meet the changing needs of our customers. GTE Internetworking reserve the right to add or delete the dial-in access numbers associated with a specified zone from time to time.

    We also reserve the right to add additional services and zones to the foregoing rate schedule as the DiaLinx network develops (e.g. Canadian 800 Service). These additional services and respective prices will be made available to you on an on-going basis, and will be deemed added to the foregoing rate schedule upon notice by us to you that they are available. For an updated list of services, prices, and dial-up access number associated with each zone, please consult our Web page or contact your GTE Internetworking representative.

[***] Confidential treatment has been requested for the bracketed portions.
      The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

7.  BASIC SERVICES -- RECURRING FEES:

    7.1 NETWORK ACCESS: You will be charged for Network Access, which, for each calendar month, shall be [***.]

    7.2  800/888 CHARGE:  In addition to any other applicable charges under section 6.0, you will be charged the 800/888 charge for each hour that an End User accesses the Network via the 800/888 access number. Network access connect time is measured [***].

    7.3 DIALER/PHONE BOOK SOFTWARE. Based on Microsoft's CONNECTION MANAGER, GTE will provide a software client that provides a PPP dialer, and Local Number Phone Book.

    7.4 LEVEL I (END-USER) SUPPORT: Level 1 will be the responsibility of Net Zero.

    7.5 LEVEL II AND III (NETWORK) SUPPORT. Every GTE Internet working customer is provided with second-level help desk support designed to work with either your own or out-sourced help desk, your project administrator, or your IS department. This help desk is integrated with our Cambridge NOC and is the first point of contact for opening new trouble tickets, getting updates on existing ones, or simply asking information questions.

8. CREDIT AND PAYMENT TERMS. Customer shall be invoiced [***] Payment is due [***]. Notwithstanding the preceding, in no event shall the aggregate amount due to GTE for DiaLinx Services (including invoiced and un-invoiced amounts ("Customer Balance")) exceed [***]. In the event the actual Customer Balance [***], GTE shall notify Customer in writing ("Payment Notice"). Customer shall be obligated to immediately pay i) all invoiced amounts, or ii) an amount sufficient to reduce the Customer Balance to [***], whichever is greater. For example, if Customer Balance is [***] and Customer has an unpaid invoice in the amount of [***], Customer must pay to GTE [***]. In the event that GTE does not receive such payment within [***] of the Payment Notice, GTE shall have the right to terminate or suspend all services provided hereunder without further notice.

    After the [***] of the Service Period and contingent upon (a) Customer completing additional investment round(s) valued at [***], (b) no adverse change to Customer's business and (c) consistent timely payments hereunder, GTE shall invoice Customer on a

[***] Confidential treatment has been requested for the bracketed portions.
      The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

    monthly basis and increase Customer Balance threshold to [***]. Payment shall be due [***]. In the event the actual Customer Balance exceeds [***], GTE shall send Customer Payment Notice. Customer shall be obligated to immediately pay i) all invoiced amounts, or ii) an amount sufficient to reduce the Customer Balance to [***], whichever is greater. In the event GTE does not receive the required payment within [***] of the Payment Notice, GTE shall have the right to terminate or suspend all services provided hereunder without further notice.

9. ADDITIONAL CUSTOMER RESPONSIBILITIES. You shall provide expected usage forecasts on a city by city basis to us ninety (90) days in advance. In addition, you shall use commercially reasonable efforts to provide us with advance information as to marketing programs that may materially impact future usage.

10. USER "KILL" SERVER. On or before March 31, 1999, GTE shall deliver to customer functionality within the GTE network to, upon Customer's request, disconnect one of Customer's users. Customer shall provide GTE with suggestions regarding such functionality no later than December 20, 1998. GTE does not warrant that the final design or functionality shall include any of the Customer's suggestions. In the event that GTE does not release such functionality on or before March 31, 1999, GTE shall reduce the Hourly Rate for services by [***] until such time as the service is released.

11. Upon your written request and your demonstration to GTE through acceptable (i) usage levels; (ii) past payment performance; (iii) demonstrated creditworthiness and (iii) performance and adherence to the terms and conditions of this Agreement; GTE shall commence negotiations, in good faith, of a new Agreement to provide services for Customer on a dedicated per port basis.

PLEASE SIGN BELOW TO INDICATE YOUR UNDERSTAND AND ACCEPTANCE OF THE TERMS OF THIS QUOTATION.

Company (Type or Print Full Customer name):  NetZero, Inc.
                                            -------------------------------

Signature:  /s/  Andrea L. Roschke          Date:  12/16/98
           ------------------------------         -------------------------

Print name:   Andrea L. Roschke             Title:  CFO
           ------------------------------          ------------------------






[***] Confidential treatment has been requested for the bracketed portions.
      The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                AMENDMENT TO QUOTATION FOR DIALINX SERVICES
                                JULY 1999

This Amendment ("Amendment") amends the terms and conditions of the Quotation - DiaLinx Services #[***] dated December 9, 1998 (the "Quotation") under the Master Agreement for Internetworking Services and the DiaLinx Service Schedule dated October 13, 1998 (individually, the "Master Agreement" and the "Service Schedule" and, collectively with the Quotation, the "Agreement") between NetZero, Inc. ("you" or "NetZero") and GTE Internetworking Incorporated ("we" or "GTE Internetworking") as set forth herein.

In consideration of the mutual covenants and agreements contained herein and in the Agreement, and in satisfaction of the obligations set forth in section 11 of the Quotation, the parties agree as follows:

    I. The parties agree to delete section 3 of the Quotation in its entirety and to replace it with the following:

         "3. SERVICE PERIOD. The Service Period shall be from the Commencement Date until [***]."

   II.   [***]

  III. The parties agree to modify section 6 of the Quotation by adding the following as though set forth therein in its entirety:

               [***]

            GTE Internetworking expects the DiaLinx Network to change over time in order to meet the changing needs of our customers. We reserve the right to add to, delete or change the dial-in access numbers. [***].

            [***].  All pricing is listed as U.S. dollars."

   IV. The parties agree to delete sections 9, 10 & 11 of the Quotation in their entirety and to replace them with the following:

            "9.  CAPACITY PLANNING:

                 9.1 We use commercially reasonable efforts to reduce Network costs through numerous means such as volume purchase agreements, more efficient network designs, and the receipt of off-setting compensation. Once per quarter, the parties will review network usage, costs, customer commitment and pricing to evaluate in good faith whether to reduce the Roaming Analog Hourly Rate.

                 9.2 For purposes of capacity planning, you agree to provide best estimate monthly rolling ninety (90) day usage forecasts on a city by city basis. In addition, you agree to use commercially reasonable efforts to provide us with advance information as to your marketing programs that will materially affect future usage.

                 9.3 You agree to provide GTEI with at least [***] prior written notification of any intent to significantly reduce usage on a single or group of local access numbers. [***], should a [***] reduction of usage occur for a given access number from [***], to the extent directly due to the actions of NetZero and not as a result of decreased usage by NetZero subscribers or any other factor, without such prior notification, GTEI shall charge NetZero [***]. The parties

----------------------------
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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                 acknowledge that this payment is an approximation of the
                 losses suffered by GTEI for unplanned capacity under-utilization, and is not intended as a penalty.

            10. User "Kill" Server. By September 15, 1999, GTE shall furnish to customer functionality within the network to, through an automated call to an API, disconnect one of Customer's users. Customer agrees to provide GTE with any information on design or functionality they would like to see for such a service by September 1, 1999. GTE does not warrant that the final design shall meet all of their design suggestions. Should GTE not meet the September 15, 1999, and failure to meet such date is not due on part to Customer, GTE shall reduce the Hourly Rate for services by [***] until such time as the service is delivered."

            11.  Year 2000 Compliance.   The "Year 2000 Problem" refers to the
            potential inability of some computer software to appropriately treat date-related information or functions involving dates of December 31, 1999 and thereafter. GTEI represents that is has made and will continue to make commercially reasonable efforts to ensure that the services it provides under this Agreement will not be materially impaired by the Year 2000 Problem, provided, however, that Client acknowledges that GTEI is an integrator of systems and services provided by other entities, and GTEI cannot guarantee that third party products will function without adverse effect from the Year 2000 Problem. GTEI will periodically inform Client of the steps GTEI is taking to ensure against adverse effects on the GTEI services caused by the Year 2000 Problem through either direct communications or updates on GTE's web-site, and agrees to inform Client promptly in writing of any material risk of which it becomes aware that GTES's services will be materially affected by the Year 2000 Problem."

    V. Section 6 of the Master Agreement is hereby deleted in its entirety and replaced with the following: "We will indemnify you for damages, costs and attorneys fees you incur from any third party claim that our design of the Services infringes any U.S. patent, copyright, trademark, trade secret or other intellectual property right, except to the extent that such claim arises from your combination of the Services with other products or services not provided by us, or your modification of the Services. You will indemnify us for damages, costs and attorneys fees we incur from any third party claims (i) arising out of the content of the transmissions which you or your end users send via the Services; (ii) that you in using Services have failed to comply with applicable laws and/or regulations (including, without limitation export control laws); (iii) arising out of your breach of the terms of any applicable license for GTE provided software; or (iv) arising out of business activities conducted by you via the Services. In the event of a claim, the party requesting indemnity shall deliver prompt written notice to the other and provide the other party with the right to defend such action. The indemnifying party shall pay all judgements, fees, expenses (including attorneys fees) and amounts paid in settlement of a claim. No settlement of a claim by the indemnifying party will be made without the consent of the indemnified party, which consent shall not be unreasonably withheld. Failure to provide written notice shall release a party from its obligations under this paragraph only to the extent that the indemnifying party is prejudiced by such failure. In no event shall either party be entitled to indemnity hereunder if the claim that gave rise to the indemnity is as a result of such party's willful misconduct or breach of its obligations under this Agreement. THE PARTIES DISCLAIM THE IMPLIED WARRANTY OF NON-INFRINGEMENT, RELYING INSTEAD ON THE TERMS OF THIS SECTION."

   VI. Section 9 of the Master Agreement is hereby deleted in its entirety and replaced with the following: "You shall not use the Services in ways that violate laws. You shall maintain and enforce an acceptable use policy that is consistent with applicable laws, regulations, and Internet community standards. (For example, you shall have a policy against distribution of unsolicited bulk electronic mail ("spamming") and shall take reasonable actions to enforce such policy.) You agree to work with us in good faith to address any abuse complaints and to terminate services to end users that we reasonably designate as violators of acceptable use guidelines. In the event of unforeseen forms of abuse, or unacceptable abuse complaints, we reserve the right to negotiate good faith changes to your acceptable use policy."

  VII. The last sentence of Section 10 of the Master Agreement is hereby deleted in its entirety and replaced with the following: "We reserve the right, but assume no obligation, to suspend the Services (or any portion thereof) in the event that: (i) you are overdue in payments and have not cured such delinquency within three business days following written notice of such; or (ii) in our reasonable judgment you have violated Section 9 of the Master Agreement which

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

        violation is having a material adverse effect on us and is not corrected such condition to our reasonable satisfaction within 48 hours following written notification."

 VIII. Item (b) of Section 12 of the Master Agreement shall be deleted and replaced with the following: "(b) [***], whichever is less."

   IX. The second sentence of Section 13 of the Master Agreement regarding restrictions on assignments is hereby deleted in its entirety and replaced by the following: "Except for assignments by one party to affiliates of such party, neither party may assign the Agreement without the prior written consent of the other party; provided, however, either party may assign this agreement in connection with the transfer of all or substantially all of the assets or the stock of such party without the consent of the other party."

    X. The last sentence of Section 13 of the Master Agreement is hereby amended to add the following to the end of such sentence "and you."

   XI. Section 9 of the Service Schedule is hereby amended to add the following: "Any such price changes will not be effective without at least thirty (30) days prior written notice. [***]."

  XII. Sections 10 and 11 of the Schedule are hereby deleted. In Section 12 of the Schedule the subparagraph entitled "Content
        Responsibility" is hereby deleted.

 XIII. Notices under this Agreement shall be in writing and shall be deemed effective (1) upon personal delivery to the persons to be notified or (2) at 11:00 a.m. on the business day following the deposit with a reputable overnight courier (with such package designated for priority next day delivery and delivered to such courier at a time when such courier can effect such next day delivery) and addressed to the persons to receive such notice as designated below; provided, however, in each case an email to the persons to receive such notice shall also be sent prior to the time such notice is to be deemed effective. The persons and/or addresses to receive notices shall be as follows, but shall be subject to change consistent with the foregoing notice provisions: To NetZero: 2555 Townsgate Road, Westlake Village, CA 91361, Attn: Chief Financial Officer at email CHILLIARD@CORP.NETZERO.NET and to General Counsel at email FRANDALL@CORP.NETZERO.NET. To GTE Intenetworking: 150 CambridgePark Drive, Cambridge, MA 02114, Attn: Director of Contracts at email PSCANTAL@BBN.COM and to Director of Remote Access Services at email PATK@BBN.COM.

   Except as expressly modified by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect. The terms and conditions of the Agreement (including, but not limited to, any disclaimers and limitations on liability) will continue to apply to the services described herein. Any terms defined in the Agreement and not defined in the Amendment shall have the meaning given in the Agreement. In the event of any conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall control.

----------------------------
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

-------------------------------------------------------------------------------
NetZero, Inc.

Signature: /s/ Charles S. Hilliard        Date:   8/5/99
           --------------------------           --------------------------

Print Name: /s/ Charles S. Hilliard       Title:    SVP & CFO
           --------------------------           --------------------------



GTE Internetworking Incorporated

Signature: /s/ Cathleen Butt              Date:   8/6/99
           --------------------------           --------------------------

Print Name: /s/ Cathleen Butt             Date: Senior Contracts Representative
           --------------------------           -------------------------------

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